UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 12, 2006 (July 12, 2006)


                                  Revlon, Inc.
                                  ------------
             (Exact Name of Registrant as Specified in its Charter)


              Delaware                 1-11178                  13-3662955
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  (State or Other Jurisdiction of    (Commission            (I.R.S. Employer
           Incorporation)            File Number)           Identification No.)

                   237 Park Avenue
                  New York, New York                      10017
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                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.


On July 12, 2006, Revlon, Inc. issued a press release (the "Press Release") announcing, among other things, that its wholly-owned operating subsidiary, Revlon Consumer Products Corporation, is seeking an amendment to its existing bank credit agreement, dated July 9, 2004 (as amended by Amendment No. 1, dated as of February 15, 2006, the "Credit Agreement"), that would add $75 million to the existing $700 million term loan facility under the Credit Agreement.

A copy of the Press Release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits

         Exhibit No.                Description
         -----------                -----------

         99.1                       Press Release, dated July 12, 2006.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REVLON, INC.

                                   By:  /s/ Robert K. Kretzman
                                       ----------------------------------------
                                   Name:    Robert K. Kretzman
                                   Title:   Executive Vice President and
                                            General Counsel



Date: July 12, 2006

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

                                  EXHIBIT INDEX

        Exhibit No.         Description
        -----------         -----------

         99.1               Press Release, dated July 12, 2006.


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